Exhibit 99.1
 January 13, 2015  Needham Growth Conference

 Safe Harbor Statement  Confidential Bel Fuse, Inc. *  Except for historical information contained in this presentation, the matters discussed in this presentation (including the statements regarding the impact of the Company's expertise and products on customer purchasing decisions, anticipated growth in revenues, the accretive nature and projected cost savings associated with the Power Solutions and CS acquisitions and potential future growth for the Company's shareholders) are forward-looking statements that involve risks and uncertainties. Actual results could differ materially from Bel's projections. Among the factors that could cause actual results to differ materially from such statements are: the market concerns facing our customers; the continuing viability of sectors that rely on our products; the effects of business and economic conditions; difficulties associated with integrating recently acquired companies; capacity and supply constraints or difficulties; product development, commercialization or technological difficulties; the regulatory and trade environment; risks associated with foreign currencies; uncertainties associated with legal proceedings; the market's acceptance of the Company's new products and competitive responses to those new products; and the risk factors detailed from time to time in the Company's SEC reports. In light of the risks and uncertainties, there can be no assurance that any forward-looking statement will in fact prove to be correct. We undertake no obligation to update or revise any forward looking statements.  POWER | PROTECT | CONNECT

Bel Attendees

Presenter	Background
Daniel Bernstein* President & CEO	• President of Bel since 1992 and CEO since May 2001 • On the Board of Directors since 1986 • Held a variety of positions with Bel, including Vice President, Treasurer and Managing Director of the Company's Macau subsidiary • MBA from Baruch College
Colin Dunn* VP, Finance & Secretary	• Vice President of Finance since 1992 and Secretary since May 2003 • Finance Manager since 1991, after previously serving as a Director of Bel Fuse Ltd. and Bel Fuse Macau LDA • Vice President of Finance and Operations - Kentek Information Systems from 1985-1991 • MBA degree from Yale University
Dennis Ackerman VP, Operations	• President of Bel Power Solutions since 2014 • Vice President of Operations since 2001 • Served in a variety of operational, sales and purchasing roles after joining Bel in 1986 • MBA degree from Fairleigh Dickinson University
Avi Eden Bel Director	• Independent consultant for Business Development Matters, including mergers and acquisitions • Retired Vice Chairman and Executive Vice President of Vishay Intertechnology Inc. 1996-2003.

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Investment Highlights

- Demonstrated history of stable revenue growth and EBITDA
- Strong track record of cash flow generation
- Consistent performance driven by:
  - Diverse group of customers
  - Stable end markets
  - Successful integration of acquisitions
  - Stable management team

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 Transformational Growth Through Acquisition  Confidential Bel Fuse, Inc. *  POWER | PROTECT | CONNECT  2014 sales reflect estimated full year pro forma sales from acquisitions.

 Pursue Highly Strategic Acquisitions  Confidential Bel Fuse, Inc. *  POWER | PROTECT | CONNECT                                Proven, disciplined approach to acquiring companies -Accretive to earnings (EPS) -Leverage our fixed costs -Expand our global footprint -Focus on products and markets that we know  Acquisition Rationale  and understand  8 successful acquisitions in the last five years. Four were divestitures from billion dollar conglomerates.

 Growth through Acquisition  Confidential Bel Fuse, Inc. *  Acquired Company  Year  Products  Revenue  Purchase  Emerson Network Power Connectivity Solutions*   2014  Connectivity   $78M  $98M  ABB/Power-One Power Solutions*   2014  Power  $194M  $117M   TE’s Coil Wound Magnetics Business*   2013  Magnetics  $75M  $22.4M  Array Connector   2013  Connectivity   $10M   $10M  GigaCom Interconnect   2012  Connectivity   $2M   $2.7M   Fibreco Limited   2012  Connectivity   $7M   $13.7M   Powerbox Italia S.R.I.   2012  Power  $4M   $3M  Cinch Connectors*  2010  Connectivity   $52M   $37.5M   Galaxy Power  2005  Power  $18M  $18M  Insilco Passive Components Group*  2003  Magnetics  $70M   $35M   APC UK  2003  Power  $5M   $5.5M   E-Power/Current Concepts  2001  Power  $3M   $6.2M   Lucent Transformers + Inductor Group*  1998  Magnetics   $35M   $30M  POWER | PROTECT | CONNECT

 Power Solutions at a Glance  Product Line Overview  Select Customers  * Dubnica and GongMing labeled as Plants, but also have design and customer service center  Headquarters  Global Footprint  Design / Sales Centers  Manufacturing Facilities  Contract Manufacturers  2014 Revenue $194M  Product lines  Markets served  Select product examples  Front-End (“FE”)  Board-Mount-Power (“BMP”)  Industrial and Transportation (“IND”)  Network Power Systems (“NPS”)  Servers, storage, networking and telecommunications markets  Networking, telecommunications, military and the broad industrial markets  Broad industrial, medical, military, rail and transportation markets  Telecommunication infrastructure applications and remote power generation  Confidential Bel Fuse, Inc. *  POWER | PROTECT | CONNECT  Products  End Market  Geography

  Connectivity Solutions at a Glance  Product Line Overview  Select Customers  Global Footprint  2014 Revenue $78M  Product lines  Markets served  Select product examples  RF Coax Connectors & Cables  Microwave Components  Harsh Environment Optical with Expanded Beam  Aerospace , Broadcast, Military, Telecommunications  Military, Space, Laboratory Testing  Broadcast, Military, Oil & Gas  Headquarters  Sales Centers  Manufacturing Facilities  Confidential Bel Fuse, Inc. *  POWER | PROTECT | CONNECT  Products  End Market  Geography

Leverage our Fixed Cost

- Restructure management $5.8M
  - Utilized existing Bel management and existing middle level management to restructure senior leadership.
- Eliminate redundancies $2.7M
  - Reduced headcounts in areas where Bel, with a combination of the two acquisitions, overlapped in certain functions such as web site development, marketing, sales, product management, and logistics.
- Combine facilities (estimated to be $1.5M by 2016)
  - Closed Singapore and Russia office of Power-One
  - Closing Gothenburg Sweden office of Gigacom
  - Combining Fibreco UK into Connectivity Solutions UK facility
  - Combining Bel Pleasanton, CA location with Bel Power San Jose, CA facility
  - Plan to combine Cinch Lombard, IL facility with Bannockburn, IL facility

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 Corporate Constraints Lifted  Confidential Bel Fuse, Inc. *      Meetings and Programs15% -20% of direct staff time was spent on reporting to corporate, while top management spend 40% - 60% of their time reporting to corporateManagement processes such as weekly staff meetings, PACE, S&OP, GDP programs consumed a lot of resources and added little value  Meetings and Programs15% -20% of direct staff time was spent on reporting to corporate, while top management spend 40% - 60% of their time reporting to corporateManagement processes such as weekly staff meetings, PACE, S&OP, GDP programs consumed a lot of resources and added little value  Customer TermsContract limitations with large OEM customers, due to risk averse nature of the companyNo flexibility for payment terms beyond 30 days.Terms & Conditions – Mandatory limitations of liabilities  Customer TermsContract limitations with large OEM customers, due to risk averse nature of the companyNo flexibility for payment terms beyond 30 days.Terms & Conditions – Mandatory limitations of liabilities  Unrealistic Company GoalsGross profit and operating targets needed to be maintainedQuarterly revenue targets resulted in uneven production schedules and increased overtime and logistics costsArbitrary headcount controls (revenue drops by 5%, headcount needs to drop by 5%)  Unrealistic Company GoalsGross profit and operating targets needed to be maintainedQuarterly revenue targets resulted in uneven production schedules and increased overtime and logistics costsArbitrary headcount controls (revenue drops by 5%, headcount needs to drop by 5%)  POWER | PROTECT | CONNECT

 Going Forward  Category  Bel  Power-One  Connectivity Solutions  Combined  Revenue  $356M  $194M  $78M  $628M*  Employees  5,500  2,000  525  8,025  R&D Centers  16  3  4  23  Manufacturing Sites  13  2  5  20  Facilities   1.86M sq ft   377K sq ft  215K sq ft  2.45M sq ft  Confidential Bel Fuse, Inc. *  POWER | PROTECT | CONNECT  * If Bel owned for 12 months

 Going Forward  Americas35% Annual Revenue • 10 Manufacturing Sites• 10 Design Centers  Asia44% Annual Revenue• 5 Manufacturing Sites• 5 Design Centers  Europe20% Annual Revenue• 5 Manufacturing Sites• 8 Design Centers  Confidential Bel Fuse, Inc. *  POWER | PROTECT | CONNECT

 Market Segmentation   Revenue By Region   Confidential Bel Fuse, Inc. *  POWER | PROTECT | CONNECT

 Diverse End-Markets and Blue Chip Customer Base  Confidential Bel Fuse, Inc. *  POWER | PROTECT | CONNECT

 Broad, Industry Leading Product Portfolio  Integrated Connector Modules  Transformers  Magnetics  Front Ends & Board-Mount Power  Industrial  Circuit Protection  Magnetic Solutions $174 million  Power Solutions & Protection$256 million   Connectivity Solutions$198 million  RF Connectors /Microwave Components  Passive Connectors  Connectors & Cable Assemblies  Confidential Bel Fuse, Inc. *  POWER | PROTECT | CONNECT

Power Solutions & Protection

Overview

- Technology Leaders in efficiency and power density for Front-End and Board-Mount Power products for networking, cloud and open compute applications
- World-Class offering and well-recognized brand Melcher™ in Industrial and transportation markets
- Complete Portfolio of Electronic Circuit Protection Products

Servers, Storage & Networking
Industrial and Transportation
Lighting





LTM Revenue: **$256M** | Percent of Total Revenue: **41%**

Growth Drivers

- Reengage with key customers
- New standard products AC/DC, DC/DC, and Circuit Protection
- Expanded offering for railway applications
- Partnership with Echelon
- New products for hybrid electric vehicles

Brands

bel POWER SOLUTIONS & PROTECTION
a bel group

MELCHER
The Power Partners.
a bel power solutions brand

power-one®

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Connectivity Solutions

Overview

- World-Class RF and Microwave Connector supplier
- Market leader for Expanded Beam and Fiber Connectivity
- Largest supplier of Boeing approved Circular Connectors (BACC) for the aerospace industry

Computer, Network & Communication
Industrial & Medical
Military & Aerospace





LTM Revenue: **$198 mm** | Percent of Total Revenue: **32%**

Growth Drivers

- Emerson acquisition creates critical mass in expanded beam and fiber optic connectors
- Cross-Licensing with Radiall for innovative solutions in commercial aerospace
- Greater strength in distribution channels and better penetration across existing accounts

Brands

VITELEC ELECTRONICS
STRATOS optical technologies
TROMPETER RF connectivity
stewart CONNECTOR a bel group
Viewsonics a cinch connectivity solutions brand
FIBRECO
AIM CAMBRIDGE a cinch connectivity solutions brand
Semflex microwave solutions
CINCH
JOHNSON
MIDWEST MICROWAVE

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Magnetic Solutions

Overview

- Largest offering of Integrated Connector Module products (MagJack®)
- Broad offering of Magnetics for industrial, consumer and commercial applications
- Largest selection of IC reference designs

Computer, Network & Communication
Industrial & Medical
Consumer





LTM Revenue: **$174 mm** | Percent of Total Revenue: **27%**

Growth Drivers

- Higher bandwidth and greater complexity requirements
- Continued expansion of SMD inductor and switching magnetics
- Internet Protocol (IP) traffic growing at nearly 20% CAGR
- Continued growth from end users picking up IC reference designs
- Volume production of press-fit MagJack® connectors

Brands

bel MAGNETIC SOLUTIONS
a bel group

signal TRANSFORMER
a bel group

trp CONNECTOR
a bel group

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 Case Study #1  Confidential Bel Fuse, Inc. *  POWER | PROTECT | CONNECT

 Case Study #1  Confidential Bel Fuse, Inc. *  Dura-Con (4)  * Bel content $50K per aircraft depending on configuration  FQIS (7)  Omega (5,500)  POWER | PROTECT | CONNECT

 Case Study #2  POWER | PROTECT | CONNECT  Confidential Bel Fuse, Inc. *

Case Study #2

Cisco Nexus 7000 Switch



10Gig ICMs

Internal Board level components include
- Fuses
- DC/DC isolated board mount converters
- DC/DC point-of-load converters

Multiport 1Gig ICMs

AC/DC Front-End Power

* Bel content $496/unit, depending on configuration

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 Financial Overview  POWER | PROTECT | CONNECT  Confidential Bel Fuse, Inc. *

 Balance Sheet Highlights  Confidential Bel Fuse, Inc. *  POWER | PROTECT | CONNECT    12/31/13   9/30/14   Cash & Cash Equivalents  $62.1 mm  $83.1 mm  Working Capital  $137.2 mm  $193.4 mm  Total Assets  $308.1 mm  $643.5 mm  Total Debt  $12.0 mm  $235.3 mm  Stockholders’ Equity  $228.7 mm  $229.3 mm  Book Value per Share  $19.86  $19.30

 Cash & Cash Equivalents & Net Debt  Confidential Bel Fuse, Inc. *  POWER | PROTECT | CONNECT

 Debt Balance   Loan  9/30/14Balance  Payment Schedule  Principal  Interest  Total Debt Payments  Term LoansRevolver  $212,31223,000  Balance 20142015  $2,68813,438  $3,8616,777  $6,54920,215  Total DebtCash  $235,31283,140  201620172018  16,12518,81324,188  6,3345,8105,165  22,45924,62229,352  Net Debt  $152,172  2019  160,060  2,401  162,463  LiquidityCashRevolver Availability  $83,14027,000  Total DebtPayments  $235,312  $30,347  $265,659  Total Liquidity  $110,140          Confidential Bel Fuse, Inc. *  POWER | PROTECT | CONNECT  * If Bel owned for 12 months

 Pro Forma Historical Capex  Confidential Bel Fuse, Inc. *  POWER | PROTECT | CONNECT  In Thousands

 Adjusted EBITDA  Confidential Bel Fuse, Inc. *  POWER | PROTECT | CONNECT  FY2012 and FY2013 Proforma Adjusted EBITDA per the June 2014 Lender PresentationFY2014 preliminary Proforma Adjusted EBITDA per the Credit Agreement  In Millions

Share Ownership

Class A **NASDAQ: BELFA**	• 2,175,000 shares outstanding • 19 institutions own ~ 1,044,000 shares • Quarterly dividends $0.06 per share • 35% held by insiders
Class B **NASDAQ: BELFB**	• 9,591,000 shares outstanding • 101 institutions own ~ 5,906,000 shares • Quarterly dividends $0.07 per share • 15% held by insiders

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